[####] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.20

Private & Confidential

Dated    23 January 2021

Z FACTOR LIMITED

AND

THE SELLERS

AND

UNITED MEDICINES BIOPHARMA LIMITED

CONTRIBUTION AGREEMENT

-i-

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made on 23 January 2021

BETWEEN:

(1)

Z FACTOR LIMITED, a private company limited by shares incorporated in England with company number 09274181 with its registered office at C/O The Cambridge Partnership Limited The Dorothy Hodgkin Building, Babraham Research Campus, Babraham, Cambridge, United Kingdom, CB22 3AT (the “Company”);

(2)	THE SELLERS whose names and addresses are set out in columns (1) and (2) of Schedule 1 (together the “Sellers”, and each a “Seller”); and

(3)

UNITED MEDICINES BIOPHARMA LIMITED, a private company limited by shares incorporated in England with company number 12973576 and with its registered office at The Dorothy Hodgkin Building, Babraham Research Campus, Babraham, Cambridge, United Kingdom, CB22 3FH (“UM”), (each a “Party” and together, the “Parties”).

WHEREAS:

In accordance with the terms of this Agreement, the Parties agree that each Seller will transfer to UM the Sale Shares set opposite such Seller’s name in column (4) of Schedule 1, and UM shall purchase from the Sellers all such Sale Shares, which together constitute the entire issued share capital of the Company, in exchange for the issue of the UM Shares (as defined below) to each Seller in such number as set out opposite their respective names in column (5) of Schedule 1.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	The following words and expressions used in this Agreement have the meanings given to them below:

Act	means the Companies Act 2006, as amended and/or superseded from time to time;

Affiliate	means, in relation to a Person, any Person or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person or any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management or advisory company with, such Person. For purposes of this definition, the term “control” (including, the correlative meanings, “controlled by” and “under common control with”) means:

(a) the direct or indirect ownership of more than 50% of the stock having the right to vote for directors thereof (or general partnership interests); or

(b) the ability to otherwise control the decisions of the board of directors or equivalent governing body thereof;

Applicable Law(s)	means all laws, regulations, directives, statutes, subordinate legislation, common law and civil codes of any jurisdiction, all judgments, orders, notices, instructions, decisions and awards of any court or competent authority or tribunal and all codes of practice having force of law, statutory guidance and policy notes;

Board	means the board of directors of UM;

Business	means the business of the research and development of therapeutic agents to treat alpha-1-antitrypsin deficiency, as more fully described in the Business Plan;

Business Day	means a day (which is not a Saturday, Sunday or a public or bank holiday in the following location) on which banks generally are open in the City of London (England);

Business Plan	means the business plan of the Company in the agreed form and attached to the Portfolio Company Agreement;

Claim	means any claim for Loss as a result of any breach of Warranty;

Company Resolutions	means the resolutions in the agreed form to be passed by the members of the Company by written resolution in order to adopt the New Articles;

Completion	means the completion of the sale and purchase of the Sale Shares in accordance with clauses 2 and (3);

Completion Date	means the date on which Completion occurs;

Condition	means the delivery of the UM Confirmation (as defined in the Framework Agreement) to the Company in accordance with the Framework Agreement;

Confidential Information	means all information (whether oral or recorded in any medium) relating to the Business, financial or other affairs (including future plans and targets of any Group Company) which is treated as confidential by any Group Company or is by its nature confidential or which is not in the public domain;

Constitution	has the meaning given in section 17 of the Act;

Contribution	has the meaning given in clause 2.1;

CTA 2010	means the Corporation Tax Act 2010;

Deed of Termination	means the deed of termination (in the agreed form) terminating the Existing Agreement;

Director Deed of Indemnity	means the deed of indemnity (in the agreed form) to be entered into at Completion by each Group Company with each New Director;

Disclosed	means fairly disclosed to UM in the Disclosure Letter, with sufficient explanation and detail to enable UM to identify the nature, scope and implications of the matters disclosed;

Disclosure Letter	means the letter in the agreed form from the Warrantors to UM disclosing certain matters relating to certain of the Warranties dated on or before the date of this Agreement;

Encumbrance	means any mortgage, charge, security interest, lien, pledge, assignment by way of security, equity, claim, right of pre-emption, option, covenant, restriction, reservation, lease, trust, order, decree, judgment, title defect (including retention of title claim), conflicting claim of ownership or any other encumbrance of any nature whatsoever (whether or not perfected other than liens arising by operation of law);

Existing Agreement	means the amended and restated subscription and shareholders’ agreement relating to the Company dated 2 March 2017 entered into between the Investors, the Founder, the Other Shareholders (each as defined therein) and the Company;

Financing	has the meaning given in the Framework Agreement;

Framework Agreement	means the framework agreement to be entered into on or around the date of this Agreement between, inter alia, the Company and UM;

Fully Diluted Share Capital	means the aggregate at the time of (in each case on an as converted basis): (a) the issued share capital of UM; and (b) all shares capable of being issued by UM pursuant to any outstanding rights to subscribe for, or convert any security into, shares as if all those outstanding rights had been exercised in full (including, without limitation, all shares capable of being issued by UM in respect of unallocated and/or unvested options);

Fundamental Warranty

means:

(a)   in respect of the Sellers (including, for the avoidance of doubt, the Warrantors), the warranties set forth in clause 6.1 other than clause 6.1(j);

(b)   in respect of those Sellers who are Warrantors, in addition to (a) above, the warranty set forth in clause 6.1(j); and

(c)   in respect of UM, the warranties set forth in clause 5;

Fundamental Warranty Claim	means any claim for breach of any Fundamental Warranty;

Governmental Authority	means any foreign or domestic national, supranational, state, federal, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission, or any court, agency or other body, organisation, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government;

Group Companies	means the Company and each and any of its subsidiaries from time to time, and “Group Company” shall mean any one of them;

HMRC	means HM Revenue & Customs;

IPO	means the admission of (or in the case of admission to NASDAQ, the initial public offering of) all or any of the UM Shares or securities representing those shares (including without limitation depositary interests, American depositary receipts, American depositary shares and/or other instruments) on NASDAQ or the New York Stock Exchange or the Official List of the United Kingdom Listing Authority or the AIM Market operated by the London Stock Exchange or any other recognised investment exchange (as defined in section 285 of the Financial Services and Markets Act 2000);

Key Persons	[####]

Longstop Date	means 5 February 2021 (or such later date as provided for in the Framework Agreement);

Loss	means the diminution in the value of the Sale Shares or UM Shares (as applicable);

Material Contract	means any written contract which a Group Company needs to remain in force in order that it can carry on its business in a manner that is not adverse to the current or future prospects of its business, an exhaustive list of such contracts being appended to the Disclosure Letter;

NASDAQ	means the NASDAQ Stock Market of the NASDAQ OMX Group Inc.;

New Articles	means the articles of association of the Company (in the agreed form) to be adopted on or before Completion;

New Directors	means such persons notified by UM to the Company prior to Completion;

Ordinary Shares	means the B ordinary shares in the share capital of UM having the rights given to them in the articles of association of UM;

Permitted Assignee	has the meaning given in clause 20.2;

Person	has the meaning given in clause 1.2(a);

Portfolio Company Agreement	means the agreement relating to the Company to be entered into at Completion by UM, the Company and the Initial Leadership Team (as defined therein), in the agreed form;

Power of Attorney	means an irrevocable power of attorney (in the agreed form) in favour of the directors of UM in respect of the performance by the principal of its obligations under the articles of association of UM in connection with or otherwise ancillary to an IPO;

Preference Seller	means any Seller whose shares in the Company on the date of this Agreement include Series Seed Shares or Series A Shares;

Relevant Claim	means a Claim or Fundamental Warranty Claim;

Relevant Persons	[####]

[####]

Resigning Directors	means each of Francesco De Rubertis, David Grainger, James Huntington and Christine Martin;

Sale Shares	means those shares in the Company set out in column (4) of Schedule 1;

Sellers’ Majority	means Sellers representing not less than 90% of the total voting rights of the Company immediately prior to Completion;

Series A Shares	means series A shares with a nominal value of £0.01 each in the share capital of the Company having the rights given to them in the articles of association of the Company;

Series Seed Shares	means series seed shares with a nominal value of £0.01 each in the share capital of the Company having the rights given to them in the articles of association of the Company;

Taxation	means all forms of taxation, duties, rates, levies, contributions, withholdings, deductions, liabilities to account, charges and imposts whether imposed in the United Kingdom or elsewhere in the world and any interest, fines, penalties, assessments or additions to tax imposed with respect thereto;

Tax Authority	means HMRC and any other governmental state, federal, provincial, local governmental or municipal authority, body or official whether of the United Kingdom or elsewhere in the world, which is competent to impose or collect Taxation;

Transaction Documents	means this Agreement, the Framework Agreement, the UM Shareholders’ Agreement, the Portfolio Company Agreement and those other documents referred to herein which are to be entered into on or before Completion in connection with the sale and purchase of the Sale Shares;

UM Articles	means the articles of association of UM to be adopted by UM in connection with the Financing on or about Completion (in the agreed form);

UM Resolutions

means the resolutions in the agreed form to be passed by the members of UM by written resolution in order to (amongst others):

(a)   authorise the allotment of the UM Shares; and

(b)   waive pre-emption rights in respect of the allotment and issue of the UM Shares;

UM Shareholders’ Agreement	means the shareholders’ agreement relating to UM to be entered into on or about Completion, in the form agreed between UM and those Sellers that are required to enter into such agreement at Completion;

UM Shares	means those Ordinary Shares set out in column (5) of Schedule 1;

Voting Power of Attorney	means an irrevocable voting power of attorney (in the agreed form) in favour of UM;

Warranties	means the warranties given pursuant to clause 7 (references to a particular “Warranty” being, unless otherwise specified, to a statement set out in Schedule 3); and

Warrantors	means each of the Key Persons, but, for the avoidance of doubt, excluding any other Seller.

1.2	In this Agreement, unless expressly stated otherwise or the context otherwise requires:

(a)

references to a “Person” shall include any natural person, individual, company, unincorporated association, firm, corporation, partnership, limited liability company, trust, joint venture or consortium, government, state or agency of a state, and any undertaking (in each case, whether or not having separate legal personality and irrespective of the jurisdiction in or under the laws of which it was incorporated or exists);

(b)	references to a “company” shall include any company, corporation or any body corporate (in each case, irrespective of the jurisdiction in or under the laws of which it was incorporated or exists);

(c)	references to one gender shall include all genders and references to the singular shall include the plural and vice versa;

(d)	a Person shall be deemed to be connected with another if that Person is connected with such other within the meaning of section 1122 of CTA 2010;

(e)	the words subsidiary, holding company, subsidiary undertaking, parent undertaking, undertaking and group shall have the same meaning in this Agreement as in the Act;

(f)	references to a statute or statutory provision shall include:

(i)	that statute or provision as from time to time amended, modified, re-enacted or consolidated whether before or after the date of this Agreement;

(ii)	any past statute or statutory provision as from time to time amended, modified, re-enacted or consolidated which that statute or provision has directly or indirectly replaced; and

(iii)	any subordinate legislation made from time to time under that statute or statutory provision;

(g)

references to any English legal term (including any statute, regulation, by-law or other requirement of English law) shall, in respect of any jurisdiction other than England, be construed as references to the term or concept which most nearly corresponds to it in that jurisdiction;

(h)	references to any time of day or date shall be construed as references to the time or date prevailing in London, England;

(i)

references to this Agreement shall include the Schedules (and the Schedules form part of the operative provisions of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement);

(j)	references herein to clauses, Schedules, paragraphs or Parts are (unless otherwise stated) to clauses of and schedules to this Agreement and to paragraphs and parts of the Schedules;

(k)	the table of contents and the clause and paragraph headings in this Agreement are for convenience only and shall not affect its meaning;

(l)	references to documents “in the agreed form” are documents in the form agreed by or on behalf of the Company and UM;

(m)	references to a document are to that document as varied or novated (in each case, other than in breach of the provisions of this Agreement) at any time;

(n)

any phrase introduced by the terms “including”, “include”, in particular or any similar expression shall be construed as illustrative and shall not limit the sense of the words introduced by those terms;

(o)	references to “writing” and “written” include any non-transitory form of visible reproduction of words;

(p)	references to “shall” and “will” are to be interpreted the same;

(q)

references in clause 1 (Definitions and Interpretation) (in so far as they are used in the clauses and schedules referred to in this clause), clauses 7 (Warranties and Liability) and 10 (Confidentiality) and schedule 3 (Warranties) to the Company and the Board shall include each Group Company and the directors for the time being of those Group Companies;

(r)	“€” or “euros” denotes the lawful currency of certain members of the European Union, including the Republic of Ireland; and

(s)	“£” or “pounds sterling” denotes the lawful currency of Great Britain and Northern Ireland.

2.	CONTRIBUTION

2.1

Subject to the terms of this Agreement, each Seller (in respect of itself only) shall sell, free from all Encumbrances (save for those which arise pursuant to the Company’s Constitution) and with full title guarantee together with all rights and benefits (including voting rights, subscription rights and the right to receive dividends of the Company) now or hereafter attaching thereto, the Sale Shares set out opposite such Seller’s name in column (4) of the table in Schedule 1 and UM shall purchase such Sale Shares with all rights attaching to them accordingly, in accordance with clause 2.3 (the “Contribution”). Following the Contribution, the entire issued share capital of the Company will be owned by UM.

2.2

Each Seller hereby waives any pre-emption rights or other restrictions on transfer in respect of the Sale Shares, whether conferred by the Company’s Constitution, the Existing Agreement or otherwise and consents for all purposes to such transfer and all transactions contemplated by the Transaction Documents for the purpose of the Existing Agreement, the Company’s Constitution and for all other purposes whatsoever.

2.3

In consideration for each of the Sellers’ obligations in this clause 2, UM shall allot and issue the UM Shares to the Sellers (credited as fully paid) in such number as set out opposite their respective names in column (5) of the table in Schedule 1.

2.4

Each Seller (in respect of itself only) acknowledges and agrees that it is only entitled to the UM Shares set out opposite its name in column (5) of the table in Schedule 1 in connection with the Contribution and no other shares in UM. The foregoing acknowledgement and agreement and the warranty at clause 6.1(i) are given by each Seller in reliance on the accuracy of the warranty given by UM pursuant to clause 5.1(i). If the warranty given by UM pursuant to clause 5.1(i) is untrue or inaccurate, nothing in this clause 2.4 or clause 6.1(i) shall: (i) prevent a Seller from bringing a claim for damages against UM in respect of such breach; (ii) reduce or otherwise affect UM’s liability in respect of such claim; and/or (iii) give rise to any liability on the part of the Sellers under this clause 2.4 or clause 6.1(i).

2.5

The UM Shares referred to in clause 2.3 shall be issued subject to, and having the rights set out in, UM’s Constitution from time to time, including the right to receive all dividends, distributions or any return of capital declared, made or paid after the Completion Date with respect to such UM Shares.

2.6	Each Seller, in respect of itself only, undertakes to UM that, if and for so long as such Seller remains the registered holder of any of the Sale Shares after Completion, such Seller shall:

(a)

hold such Sale Shares together with all dividend and any other distributions of profits or other assets in respect of such Sale Shares, and all rights arising out of or in connection with them, on trust for UM;

(b)	at all times after Completion, deal with and dispose of such Sale Shares, dividends, distributions, assets and rights as UM shall direct and at all times in accordance with UM’s Constitution;

(c)	exercise all voting rights attached to such Sale Shares in such manner as UM shall direct (including by the execution of any written shareholder resolution of the Company); and

(d)	if required by UM, execute all instruments of proxy or other documents as may be necessary to enable UM to attend and vote at any general meeting of the Company.

3.	COMPLETION

3.1

Subject to the satisfaction of the Condition, Completion shall take place by the release of electronic signatures on the Completion Date (being such date and time determined by UM which shall be no later than the Business Day following the satisfaction of the Condition).

3.2

For the avoidance of doubt, Completion shall occur simultaneously in respect of all Sale Shares and, for the avoidance of doubt, shall not occur (and the Sellers shall not be required to transfer and UM shall not be required to complete the purchase of any Sale Shares) unless the entire issued share capital of the Company is transferred to UM.

3.3	Prior to or at Completion (as applicable) each Seller, the Company and UM shall comply with their respective obligations as set out in Schedule 2.

3.4	If:

(a)	any of the Sellers and/or the Company fail to comply with any obligation in Schedule 2, UM shall; or

(b)	UM fails to comply with any obligation in Schedule 2, a Sellers’ Majority shall,

be entitled (in addition and without prejudice to all other rights and remedies available) by written notice on or before the date Completion would otherwise be due to take place:

(i)	to require Completion to take place so far as practicable having regard to the defaults which have occurred;

(ii)

to fix a new date for Completion (being not more than twenty (20) Business Days after the original date for Completion) in which case the provisions of Schedule 2 shall apply to Completion as so deferred but on the basis that such deferral may only occur once; or

(iii)	terminate this Agreement.

4.	CONDITION

4.1	Completion shall take place conditional on the Condition being satisfied.

4.2	If the Condition is not fully satisfied by the Longstop Date, this Agreement shall automatically terminate with immediate effect, except as provided by clause 4.3.

4.3	If this Agreement terminates in accordance with clause 4.2, it shall immediately cease to have any further force and effect except for:

(a)

any provision of this Agreement that expressly or by implication is intended to come into or continue in force on or after termination of this Agreement each of which shall remain in full force and effect (including clause 11 (Confidentiality) and clause 12 (Announcements)); and

(b)

any rights, remedies, obligations or liabilities of the Parties that have accrued up to the date of termination, including the right to claim damages in respect of any breach of this Agreement which existed at or before the date of termination.

4.4

The Sellers and UM shall each use their respective commercially best efforts to procure (to the extent it lies within their respective powers to do so) that the Condition can be satisfied as soon as reasonably practicable and, in any event, by no later than the Longstop Date, including using commercially best efforts to:

(a)

take, or cause to be taken, all necessary action, and do, or cause to be done, all things necessary under Applicable Law to consummate and make effective the transactions contemplated by this Agreement; and

(b)

obtain all authorisations, consents, orders and approvals of, and give all notices to and make all filings with, all Governmental Authorities and other third parties that are necessary for the performance of its obligations under this Agreement and the consummation of the transactions contemplated by this Agreement.

4.5	UM shall notify the Sellers promptly upon becoming aware that the Condition has been fulfilled (or the Condition becoming incapable of being fulfilled).

5.	UM WARRANTIES

5.1	UM warrants to each Seller that each of the following warranties in this clause is true and accurate as at the Completion Date:

(a)	it is validly incorporated, in existence and duly registered under the laws of its jurisdiction of incorporation and has full power to conduct its business as conducted at the Completion Date;

(b)	it has the legal right and full power and authority to enter into and perform this Agreement and each other Transaction Document;

(c)	this Agreement and each other Transaction Document will, when executed, constitute valid and binding obligations on it, in accordance with its terms;

(d)

it has obtained all governmental, statutory, regulatory or other consents, licences, authorisations, waivers or exemptions and it has taken all corporate actions, required by it to authorise it to enter into and to perform this Agreement and each other Transaction Document;

(e)	there are no:

(i)	judgments, orders, injunctions or decrees of any Governmental Authority outstanding or affecting it or any of its respective Affiliates;

(ii)	law suits, actions or proceedings pending or, to the knowledge of UM, threatened against it or any of its respective Affiliates; or

(iii)	investigations by any Governmental Authority which are pending or threatened against it or any of its respective Affiliates,

and which, in any such case, will have a material adverse effect on the ability of it to lawfully execute and deliver, or perform, its obligations under this Agreement or any of the documents referred to in it;

(f)	the execution, delivery and performance by it of this Agreement and each other Transaction Document will not:

(i)	result in a breach of, or constitute a default under its Constitution;

(ii)	result in a breach of, or constitute a default under, any agreement or arrangement to which it is a party or by which it is bound; or

(iii)	result in, or amount to, a violation, default or breach of any law, regulation, statute, order, judgment or decree of any Governmental Authority in any relevant jurisdiction,

in each case, other than any such breaches or defaults that individually or in the aggregate would not impair in any material respect the ability of UM to perform its obligations under this Agreement, or prevent or materially impede or materially delay the consummation of the transactions contemplated hereunder;

(g)

it is not, nor will the consummation of the transactions contemplated by the Transaction Documents cause it to become, insolvent or bankrupt under any laws applicable to it, nor is it unable to pay its debts as they fall due, nor has any arrangement (whether by court proceedings or otherwise) been proposed under which its creditors (or any group of them) could receive less than the amounts due to them nor are any proceedings in relation to any compromise or arrangement with creditors, any winding up, bankruptcy or other insolvency proceedings concerning it (or any of its assets or interests) are current, pending or threatened;

(h)

the UM Shares are new duly issued shares (not already existing treasury shares or shares held by third parties) and free of all Encumbrances (save for those set out in the UM Articles (e.g. pre-emption rights on transfer and drag along rights requiring the holders of the UM Shares to transfer the UM Shares to a bona fide purchaser or similar rights)) and each of the Sellers will following Completion receive full legal and beneficial title to the relevant UM Shares with all rights attaching thereto; and

(i)	the Fully Diluted Share Capital of UM immediately following the consummation of the Financing is set out in the capitalisation table in Schedule 4.

5.2

For the avoidance of doubt, for the purposes of this clause, the Affiliates of UM shall be those persons that are Affiliates of UM at the close of business on the Business Day prior to the Completion Date.

6.	FUNDAMENTAL WARRANTIES

6.1	Each Seller severally warrants (in respect of themselves only) to UM that each of the Fundamental Warranties is true and accurate as at the Completion Date:

(a)

in respect of each Seller which is a body corporate, it is validly incorporated, in existence and duly registered under the laws of its jurisdiction of incorporation and has full power to conduct its business as conducted at the Completion Date;

(b)	it has the legal right and full power and authority to enter into and perform this Agreement and each other Transaction Document to which it is party;

(c)	this Agreement and each other Transaction Document will, when executed, constitute valid and binding obligations on it, in accordance with its terms;

(d)

it has obtained all governmental, statutory, regulatory or other consents, licences, authorisations, waivers or exemptions and it has taken all corporate actions, required by it to authorise it to enter into and to perform this Agreement and each other Transaction Document;

(e)	there are no:

(i)	judgments, orders, injunctions or decrees of any Governmental Authority outstanding or affecting it or, in respect of each Seller which is a body corporate, any of its respective Affiliates;

(ii)	law suits, actions or proceedings pending or, to the knowledge of that Seller, threatened against it or in respect of each Seller which is a body corporate, any of its respective Affiliates; or

(iii)	investigations by any Governmental Authority which are pending or threatened against it or in respect of each Seller which is a body corporate, any of its respective Affiliates,

and which, in any such case, will have a material adverse effect on the ability of it to lawfully execute and deliver, or perform, its obligations under this Agreement or any of the documents referred to in it;

(f)	the execution, delivery and performance by it of this Agreement and each other Transaction Document to which it is party will not:

(i)	result in a breach of, or constitute a default under its Constitution;

(ii)	result in a breach of, or constitute a default under, any material agreement or arrangement to which it is a party or by which it is bound; or

(iii)	result in, or amount to, a violation, default or breach of any law, regulation, statute, order, judgment or decree of any Governmental Authority in any relevant jurisdiction,

in each case, other than any such breaches or defaults that individually or in the aggregate would not impair in any material respect the ability of the Seller to perform its obligations under this Agreement, or prevent or materially impede or materially delay the consummation of the transactions contemplated hereunder;

(g)

it is not, nor will the consummation of the transactions contemplated by the Transaction Documents cause it to become, insolvent or bankrupt under any laws applicable to it, nor is it unable to pay its debts as they fall due, nor has any arrangement (whether by court proceedings or otherwise) been proposed under which its creditors (or any group of them) could receive less than the amounts due to them nor are any proceedings in relation to any compromise or arrangement with creditors, any winding up, bankruptcy or other insolvency proceedings concerning it (or any of its assets or interests) are current, pending or threatened;

(h)

the Sale Shares set out opposite its name in column (4) of the table in Schedule 1: (i) comprise all of the shares it owns in the Company; and (ii) have been properly and validly allotted and issued and are each fully paid up, and other than such Sale Shares, it does not own any other equity, debt or hybrid securities, including any debentures, warrants, options, rights of conversion, exchange or subscription, or any other interests issued or issuable with respect to the foregoing which remain outstanding and unexercised as at the Completion Date;

(i)	it is only entitled to the UM Shares set out opposite its name in column (5) of the table in Schedule 1 in connection with the Contribution and no other Ordinary Shares; and

(j)

other than the Sale Shares, the Company has not issued any other equity, debt or hybrid securities, including any debentures, warrants, options, rights of conversion, exchange or subscription, or any other interests issued or issuable with respect to the foregoing which remain outstanding and unexercised as at the Completion Date.

7.	WARRANTIES AND LIABILITY

7.1

Each of the Warrantors severally warrants (in respect of themselves only) to UM that each of the Warranties (other than the Fundamental Warranties) is true and accurate as at the date of this Agreement. Each of the Warranties (other than the Fundamental Warranties) shall be deemed to be made in respect of each Warrantor to the knowledge and belief of such Warrantor, which knowledge and belief shall be interpreted to extend to those facts, matters and circumstances of which such Warrantor is actually aware as at the date of this Agreement having made reasonable enquiry of each other Warrantor and also such knowledge which such Warrantor would have had if they had made reasonable enquiry of the Relevant Persons.

7.2	Each Warranty is given subject to the matters Disclosed and any limitations, exceptions or exclusions expressly provided for in this Agreement.

7.3

Each of the Warranties shall be construed as separate and independent, and (unless expressly provided to the contrary) shall not be limited by the terms of any other Warranties or by any other term of this Agreement or the Disclosure Letter.

7.4

Without limitation to the rights of UM under this Agreement, in the case of a Claim against any Warrantor, no counterclaim or right of contribution or indemnity shall lie against the Company and/or any of the other Sellers.

7.5

The Warranties shall continue in full force and effect, notwithstanding Completion and the rights and remedies of UM in respect of any breach of any of the Warranties or any of the Fundamental Warranties shall not be affected by Completion, any investigation made by or on behalf of UM into the affairs of the Company or any other event or matter whatsoever which otherwise might have affected such rights and remedies except a specific and duly authorised written waiver or release.

7.6

Any information supplied by the Company, its officers, employees or agents to the other Warrantors or their agents, representatives or advisers in connection with, or which forms the basis of, any of the Warranties or any matter covered in the Disclosure Letter or otherwise in relation to the business and affairs of the Company (whether before or after the date hereof) shall be deemed not to include or have included a representation, warranty or guarantee of its accuracy by the Company to the other Warrantors and shall not constitute a defence to any Claim by UM. The Warrantors hereby irrevocably waive any and all claims against the Company, its officers, employees or agents in respect of any information so supplied.

7.7

Each of the Warrantors hereby confirms that, save for the matters being Disclosed, the Warrantor is not actually aware of any fact, matter and/or circumstance which would constitute a breach of any Warranty. For the purposes of this confirmation each Warrantor’s awareness shall be deemed to include those facts, matters and circumstances of which such Warrantor is actually aware as at the date of this Agreement having made reasonable enquiry of each other Warrantor and also such knowledge which such Warrantor would have had if they had made reasonable enquiry of the Relevant Persons.

8.	LIMITATIONS ON CLAIMS

8.1

The limitations set out in this Agreement (including this clause 8) shall not apply to any Relevant Claim which is the consequence of fraud, dishonesty or deliberate concealment by or on behalf of a Warrantor, a Seller or UM (as applicable) in respect of any Warranties or Fundamental Warranties (as applicable).

8.2

No Claim may be made against any Warrantor unless written notice of that Claim is served on any Warrantor giving reasonable details of the Claim by no later than the date falling eighteen (18) months from the Completion Date. Failure to give reasonable details of any Claim shall not prevent UM from proceeding with any Claim otherwise made properly under this Agreement.

8.3

A Claim will be deemed to be withdrawn (if it has not been previously satisfied, settled or withdrawn and no new Claim may be made in respect of the facts giving rise to such withdrawn Claim) unless proceedings in respect of that Claim have been issued before the date falling six (6) months after the date on which such Claim is notified in accordance with clause 8.2. For these purposes, proceedings in respect of a Claim will be deemed to have been “issued” on the date entered on the claim form issued by the court at the request of the relevant claimant.

8.4

No Fundamental Warranty Claim may be made against any Seller (including, for the avoidance of doubt, any Warrantor) or UM (as applicable) unless written notice of that Fundamental Warranty Claim is served on any Seller (including, for the avoidance of doubt, any Warrantor) or UM (as applicable) giving reasonable details of that Fundamental Warranty Claim by no later than the date falling three (3) years from the Completion Date. Failure to give reasonable details of any Fundamental Warranty Claim shall not prevent UM or any Seller (as applicable) from proceeding with any Fundamental Warranty Claim otherwise made properly under this Agreement.

8.5

A Fundamental Warranty Claim will be deemed to be withdrawn (if it has not been previously satisfied, settled or withdrawn and no new Fundamental Warranty Claim may be made in respect of the facts giving rise to such withdrawn Fundamental Warranty Claim) unless proceedings in respect of that Fundamental Warranty Claim have been issued before the date falling twelve (12) months after the date on which such Fundamental Warranty Claim is notified in accordance with clause 8.4. For these purposes, proceedings in respect of a Fundamental Warranty Claim will be deemed to have been “issued” on the date entered on the claim form issued by the court at the request of the relevant claimant.

8.6	The maximum aggregate liability of the Warrantors in respect of all and any Claims shall be limited to, in the case of the Company and each of the other Warrantors, £1.00.

8.7

The maximum aggregate liability of each Seller in respect of all and any Fundamental Warranty Claims under this Agreement shall be limited to the amount set opposite such Seller’s name in column (6) of Schedule 1.

8.8	The maximum aggregate liability of UM in respect of all and any Fundamental Warranty Claims under this Agreement shall be limited to the amount set out in the bottom row of column (6) of Schedule 1.

8.9

UM shall be entitled to make a Relevant Claim in respect of liability which is contingent or unascertained provided that (i) written notice of the Relevant Claim is given to any Warrantor or Seller (as applicable) in accordance with and before the expiry of the relevant period specified in clause 8.2 or 8.4 (as applicable) and (ii) no Warrantor or Seller (as applicable) shall have any liability in respect of such Relevant Claim unless and until such contingent liability becomes an actual liability or the liability is capable of being ascertained.

8.10

No Party nor any other member of its group shall be entitled to recover damages or obtain payment, reimbursement, restitution or indemnity more than once in respect of any loss arising from any Relevant Claim, with the intent that there shall be no double recovery.

8.11	No Party nor any other member of its group shall be entitled to make a Relevant Claim for any punitive or special loss.

8.12	Nothing in this Agreement shall prejudice any Party’s duty under common law to mitigate any loss or liability which is the subject of a Relevant Claim.

9.	TAX

UM shall bear the cost of all UK stamp duty and stamp duty reserve tax payable as a result of the transactions contemplated by this Agreement. UM shall arrange the payment of such stamp duty and stamp duty reserve tax.

10.	CONFIDENTIALITY

10.1

Each Seller shall (and shall procure, where relevant, that each other member of its group and their respective officers, employees, agents and advisers shall) in all respects keep confidential and not at any time disclose or make known in any way to any Person or use for its own or any other Person’s benefit or to the detriment of another Party to this Agreement:

(a)	any Confidential Information; and

(b)	the terms of this Agreement and each of the Transaction Documents.

10.2	Provided that in respect of the obligations set out in clause 10.1:

(a)	such obligation shall not apply to information which becomes publicly available (other than through a breach of this clause 10);

(b)

each Seller shall be entitled at all times to disclose such information as may be required by law, for the purpose of any judicial or arbitral proceedings or by any competent judicial or regulatory authority (including any Tax Authority) or by any relevant investment or stock exchange to whose rules such Seller or any of its Affiliates is subject, provided that such Seller shall consult with UM prior to such Party making any such disclosure under this clause 10.2(b);

(c)

any Preference Seller shall be entitled to disclose the terms of this Agreement and each of the Transaction Documents to their investment committees, direct and indirect shareholders and their current and prospective limited partners (including venture partners) and other current and future investors in their respective funds (conditional upon any such Person being subject to an obligation to keep such information confidential on the same basis as the Preference Seller for as long as such Preference Seller is obliged to do so in accordance with this clause 10);

(d)

each Seller shall be entitled to disclose to its officers, employees, agents or advisers (including auditors) such information as may be necessary to enable them to carry out their duties (conditional upon any such Person being subject to an obligation to keep such information confidential on the same basis as such Seller for as long as such Seller is obliged to do so in accordance with this clause 10); and

(e)	each Seller may disclose or use information if and to the extent that such disclosure or use is to a Tax Authority or is otherwise in connection with the Taxation affairs of the disclosing Seller.

10.3	The restrictions contained in this clause 10 shall continue to apply after Completion until the date falling ten (10) Business Days after the expiration of the relevant statute of limitation period.

11.	ANNOUNCEMENTS

11.1

Except in accordance with clause 11.2, the Company and the Sellers shall not make any public announcement or issue a press release or respond to any enquiry from the press or other media concerning or relating to this Agreement or its subject matter (including but not limited to the Sellers’ investment in the Company) or any ancillary matter without the prior written consent of the Board.

11.2	Notwithstanding clause 11.1, any Seller may:

(a)	make any press release to the effect that it has made an investment in the Company and/or that it is a shareholder in the Company without obtaining the prior approval of the Board;

(b)

make or permit to be made an announcement concerning or relating to this Agreement or its subject matter or any ancillary matter with the prior written approval of the Board or if and to the extent required by:

(i)	applicable law;

(ii)	any securities exchange on which such Seller’s securities are listed or traded;

(iii)	any regulatory or governmental or other authority with relevant powers to which such Seller is subject or submits, whether or not the requirement has the force of law; or

(iv)	any court order.

12.	FURTHER ASSURANCE

12.1

The Parties shall at their own cost use all reasonable endeavours from time to time on or following Completion, on being required to do so by any other Party, to do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the other Party for giving full effect to this Agreement and securing to the other Parties the full benefit of the rights, powers, privileges and remedies conferred upon any Party in this Agreement.

12.2	Each of the Sellers and UM shall procure that their respective Affiliates comply with all obligations under this Agreement which are expressed to apply to such Affiliates.

13.	EFFECT OF COMPLETION

The Warranties, the Fundamental Warranties and the warranties given by UM pursuant to clause 5 (and the remedies of any Party in respect of any breach of the Warranties, the Fundamental Warranties, any warranties given by UM pursuant to clause 5 or for fraud, dishonesty or deliberate concealment) and all other provisions of this Agreement, to the extent that they have not been performed by Completion, shall continue in force after and notwithstanding Completion and shall not be extinguished or affected by Completion or by any other event or matter except by a specific and duly authorised written waiver or release given under and in accordance with clause 16.

14.	COSTS

14.1	The Parties shall bear their own costs and disbursements incurred in the negotiations leading up to and in the preparation of this Agreement and of matters incidental to this Agreement.

15.	CUMULATIVE REMEDIES

The rights, powers, privileges and remedies conferred upon the Parties in this Agreement are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

16.	WAIVER

The express or implied waiver by any Party of any of its rights or remedies arising under this Agreement or by law shall not constitute a continuing waiver of the right or remedy waived or a waiver of any other right or remedy.

17.	ENTIRE AGREEMENT

17.1

This Agreement (including all the Schedules thereto) and the other Transaction Documents supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, between any or all of the Parties in relation to the subject matter of this Agreement, including the proposal letter between UM and the Company dated 2 November 2020.

17.2

Each of the Parties acknowledges and agrees that it has not entered into this Agreement and will not enter into the Transaction Documents in reliance on any statement or representation of any Person (whether a Party or not) other than as expressly incorporated in this Agreement and/or any other Transaction Document.

17.3

Without limiting the generality of the foregoing, each of the Parties irrevocably and unconditionally waives any right or remedy it may have to claim damages and/or to rescind this Agreement by reason of any misrepresentation (other than a fraudulent misrepresentation) having been made to it by any Person (whether Party or not) and upon which it has relied in entering into this Agreement.

17.4

Each of the Parties acknowledges and agrees that the only cause of action available to it under the terms of this Agreement and the documents referred to or incorporated in this Agreement in respect of a Claim or in respect of a Fundamental Warranty Claim against UM shall be for breach of contract.

17.5

Save as set out in clause 17.4 above, each of the Parties acknowledges and agrees that damages alone may not be an adequate remedy for the breach of any of the undertakings or obligations as set out in this Agreement. Accordingly, without prejudice to any other rights and remedies the Parties may have, the Parties shall be entitled to seek the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the terms of this Agreement.

17.6

Nothing contained in this Agreement or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud, dishonesty or deliberate concealment.

18.	VARIATION

Any variation of this Agreement is valid only if it is in writing and signed by UM, the Company and a Sellers’ Majority.

19.	NO PARTNERSHIP

Nothing in this Agreement is intended to or shall be construed as establishing or implying any partnership of any kind between the Parties.

20.	ASSIGNMENT AND TRANSFER

20.1

Except as permitted by this clause 20, unless explicitly agreed in writing by UM, neither the Company nor any Seller shall assign, transfer, charge or otherwise deal with all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in it.

20.2

UM may assign its rights and obligations under this Agreement to, and it may be enforced by, any Permitted Assignee as if it were UM under this Agreement. Any Permitted Assignee to whom an assignment is made in accordance with the provisions of this clause 20.2 may itself make an assignment as if it were UM under this clause 20.2. For the purposes of this clause 20.2, a “Permitted Assignee” means each and any of UM’s subsidiaries from time to time.

20.3

Notwithstanding clause 20.2, no assignment by UM or a Permitted Assignee shall increase the liability of any Seller to any Person by reference to the liability that any such Seller would otherwise have had had the relevant assignment not taken place.

21.	RIGHTS OF THIRD PARTIES

21.1	Subject to clause 21.2, this Agreement does not confer any rights on any person or party (other than the Parties) pursuant to the Contracts (Rights of Third Parties) Act 1999.

21.2

The general partner of a Seller or the management company authorised from time to time to act on behalf of that Seller or another person or persons nominated by that Seller, shall be entitled to enforce all of the rights and benefits under this Agreement at all times as if a Party.

22.	COUNTERPARTS; NO ORIGINALS

This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed version of this Agreement (in counterparts or otherwise) by electronic transmission (including pdf or other digital format including any electronic signature complying with the Electronic Signatures in Global and National Commerce Act 2000, e.g., www.docusign.com) or by facsimile and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes and shall be sufficient to bind the Parties to the terms and conditions of this Agreement. No exchange of original signatures is necessary.

23.	NOTICES

23.1

To be valid, any communication and/or information to be given in connection with this Agreement must be in writing in English and either be delivered by hand or sent by first class post, email or other electronic form:

(a)	to any body corporate which is a Party at its registered office; or

(b)	to any Seller the address of that Seller set out in column (2) of Schedule 1,

or in each such case such other address as the recipient may notify to the other Parties for such purpose in accordance with this clause 23.

23.2	A communication sent according to clause 23.1 shall be deemed to have been received:

(a) if delivered by hand, at the time of delivery;

(b) if sent by pre-paid first class post, on the second day after posting; or

(c) if sent by email or other electronic form, at the time of completion of transmission by the sender,

except that if a communication is received between 17:30 on a Business Day and 09:30 on the next Business Day, it shall be deemed to have been received at 09:30 on the second of such Business Days.

24.	SEVERANCE

24.1

If any provision of this Agreement is held to be invalid or unenforceable by any judicial or other competent authority, all other provisions of this Agreement will remain in full force and effect and will not in any way be impaired.

24.2

If any provision of this Agreement is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

25.	GOVERNING LAW

This Agreement (and any dispute or claim relating to it or its subject matter (including non-contractual claims)) is governed by and is to be construed in accordance with English law.

26.	JURISDICTION

The Parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any claim, dispute or issue (including non-contractual claims) which may arise out of or in connection with this Agreement.

[Intentionally left blank, the schedules and signature pages follow.]

SCHEDULE 1 : SELLERS

(1) Seller	(2) Address	(3) Email Address	(4) Sale Shares	(5) Number of UM Shares	(6) Maximum Aggregate Liability (€)
[####]	[####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####]	[####] [####] [####]	[####]	[####]	[####]

[####]	[####] [####] [####]	[####]	[####] [####]	[####]	[####]

[####] [####] [####]	[####] [####] [####] [####]	[####]	[####]	[####]	[####]

[####] [####] [####] [####] [####] [####] [####]

[####] [####]

[####] [####]	[####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####] [####]	[####]	[####]	[####]	[####]

[####] [####] [####]	[####] [####] [####]	[####] [####]	[####]	[####]	[####]

[####] [####] [####] [####] [####]	[####] [####] [####] [####] [####] [####] [####] [####]	[####] [####] [####]	[####]	[####]	[####]

[####] [####] [####] [####] [####] [####]

[####]	[####] [####] [####] [####] [####]	[####]	[####]	[####]	[####]

[####]	[####] [####] [####] [####] [####]	[####]	[####]	[####]	[####]

[####]	[####] [####] [####]	[####]	[####]	[####]	[####]

[####]	[####] [####] [####] [####] [####] [####]	[####] [####]	[####]	[####]	[####]

[####]	[####]	[####]	[####] [####] [####]	[####] [####]	[####] [####]

SCHEDULE 2 : COMPLETION OBLIGATIONS

1.	PRE-COMPLETION OBLIGATIONS

At or prior to Completion:

(a)	each of the Sellers shall deliver to UM:

(i)	stock transfer forms in the agreed form in respect of the Sale Shares set out against its name in column (4) of the table in Schedule 1, duly executed by such Seller in favour of UM; and

(ii)	share certificate(s) in respect of the Sale Shares (or, if required, an indemnity for lost share certificate(s) in a form reasonably acceptable to UM);

(b)

the Sellers shall procure that each of the Resigning Directors shall deliver to UM the written resignations (in the agreed form) as directors of each Group Company, in each case to take effect on the Completion Date;

(c)

UM shall procure that each of the New Directors shall deliver to each Group Company a letter pursuant to which he expresses his willingness to act as a director of the relevant Group Company (in the agreed form);

(d)	the Company Resolutions shall be passed by the Sellers; and

(e)	the UM Resolutions shall be passed by the relevant members of UM.

2.	AT COMPLETION

2.1	At Completion:

(a)	each Seller shall release their stock transfer form(s) and transfer the Sale Shares to UM;

(b)

a meeting of the board of directors of the Company shall be held and board minutes shall be approved and signed by the chairman of the meeting (or written resolutions of the board of directors of the Company shall be entered into by each director) pursuant to which the Company shall:

(i)	ratify the terms of the Company Resolutions and the New Articles and the circulation of these to the Sellers;

(ii)	ratify the terms of and entry into this Agreement;

(iii)	approve the terms of and entry into each of the documents to be entered into by the Company which are referred to herein as being in agreed form;

(iv)	subject to receipt of the stock transfer forms in relation to the Sale Shares duly stamped and (where appropriate) adjudicated:

(A)	register the transfer of the Sale Shares from the Sellers to UM;

(B)	cancel the share certificates held by the Sellers in respect of the Sale Shares; and

(C)	execute and deliver share certificate(s) to UM for the Sale Shares;

(v)	approve the resignation of the Resigning Directors as directors of the Company;

(vi)	approve the form of and entry into the Director Deed of Indemnity with each New Director;

(vii)	approve the appointment of the New Directors as directors of the Company;

(viii)	amend the accounting reference date to 31 December; and

(ix)	pass any such other resolutions as may be required to carry out the obligations of the Company under this Agreement;

(c)

a meeting of the Board shall be held and board minutes shall be approved and signed by the chairman of the meeting (or written resolutions of the Board shall be entered into by each director) pursuant to which UM shall:

(i)	ratify the terms of the UM Resolutions and the circulation of these to the shareholders of UM eligible to vote on each;

(ii)	ratify the terms of and entry into this Agreement and the Disclosure Letter;

(x)	approve the terms of and entry into this Agreement and each of the documents to be entered into by UM which are referred to herein as being in the agreed form;

(iii)

issue the UM Shares credited as fully paid to each of the Sellers in the numbers set out in column (5) of the table in Schedule 1, and enter the name of each of such Sellers in the register of members (and, in the case of a Seller who is already a shareholder of UM, make an additional entry next to their name in the register of members);

(iv)	execute and deliver a share certificate to each of the relevant Sellers for the UM Shares set out against its name in column (5) of the table in Schedule 1; and

(xi)	pass any such other resolutions as may be required to carry out the obligations of UM under this Agreement;

(d)	each Seller (other than each Preference Seller and Cambridge Enterprise Limited) shall enter into and deliver to UM a Power of Attorney;

(e)	each Seller shall enter into and deliver to UM a Voting Power of Attorney;

(f)	each Seller and the Company shall sign and deliver to UM its signature to the Deed of Termination;

(g)	UM shall deliver a notice to the Company confirming that it is a registrable relevant legal entity (within the meaning of section 790C of the Act) in relation to the Company;

(h)	the Company shall sign and deliver a Director Deed of Indemnity to each New Director, and UM shall procure that each New Director shall sign and deliver the same to the Company;

(i)	UM shall file Companies House form SH01 (return of allotment of shares) in respect of the allotment of the UM Shares pursuant to this Agreement;

(j)	the Company shall make all filings with Companies House as made be required by the actions set out in this Agreement; and

(k)	all necessary tax filings and elections shall be made, including submitting stock transfer forms for stamping.

SCHEDULE 3 : WARRANTIES

For the purposes of this Schedule:

409A Plan	means a nonqualified deferred compensation plan (as such term is defined under Section 409A(d)(1) of the Code, as amended and the guidance thereunder) under which the Company or any of its Subsidiaries makes, is obligated to make or promises to make, payments;

Accounts	means the financial statements of the Company for the twelve (12) Month period ended on the Accounts Date in the agreed form, consisting of an unaudited balance sheet of the Company as at the Accounts Date and the notes thereto;

Accounts Date	means 31 October 2019;

Code	means the Internal Revenue Code of 1986, as amended;

Data Protection Legislation	means the Data Protection Act 2018, the General Data Protection Regulation 2016/679, the Privacy and Electronic Communications Directive 2002/58/EC (as amended), the Privacy and Electronic Communications (EC Directive) Regulations 2003 (as amended), the Regulation of Investigatory Powers Act 2000, the Telecommunications (Lawful Business Practice) (Interception of Communications) Regulations 2000 and all applicable laws and regulations relating to processing of personal data, including where applicable the guidance and codes issued by the Information Commissioner or other appropriate supervisory authority;

Data Protection Principles	has the same meaning as the term “Data Protection Principles” under the Data Protection Legislation;

Disclosure Bundle	has the meaning set out in the Disclosure Letter;

DPA	means the Defense Product Act of 1950, as amended;

Employee	means an individual who is employed by, or who provides consultancy services to, the Company or any Group Company;

FDA	means the U.S. Food and Drug Administration;

FDA Application Integrity Policy	means the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” policy as stated at 56 Fed. Reg. 46191 (September 10, 1991);

Grant Funding	means any funding or other aid or assistance from any central, state or local government body or authority, any statutory undertaking, any other public body or authority, or any other body funded by public money;

Information Commissioner	has the meaning set out in the Data Protection Legislation;

Intellectual Property	means all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, trade secrets, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, subject matter of any of the foregoing, tangible embodiments of any of the foregoing, and licenses in to and under any of the foregoing, all rights of whatsoever nature in computer software and data, all rights of privacy and all intangible rights and privileges of a nature similar or allied to any of the foregoing, in every case in any part of the world and whether or not registered; and including all granted registrations and all applications for registration in respect of any of the same;

ITEPA	means the Income Tax (Earnings and Pensions) Act 2003;

Management Accounts	means the management accounts of the Company for the period starting on Accounts Date and ending on the Management Accounts Date, in the agreed form;

Management Accounts Date	means 30 November 2020;

Personal Data	has the same meaning as the term “personal data” under the Data Protection Legislation;

Properties	means, in respect of the Company or a Subsidiary, the properties set out in the Disclosure Letter;

Securities Act	means the United States Securities Act of 1933, as amended;

Social Obligations	means:

(a)   any common or statutory law, regulation, directive, code of practice or other law in any jurisdiction relating to (i) the relationship between any Group Company and its employees (and/or Workers), any potential employee (and/or Worker) and/or any trade unions and/or (ii) the health and safety of its employees; and

(b) any agreements or arrangements between any Group Company and its employees and/or any trade union or other organisation which represents some or all of its employees;

Tax Return	means any report, return (including information return), claim for refund, election, estimated tax filing, statement or declaration filed or required to be filed with a Tax Authority, including any schedule or attachment thereto, and including any amendments thereof;

VAT	means value added tax chargeable under the VATA or under any legislation replacing it or under any legislation which the VATA replaced and further means value added tax at the rate in force when the relevant supply is made and any tax of a similar nature which is introduced in substitution for such value added tax;

VATA	means the Value Added Tax Act 1994; and

Workers	has the meaning set out in Chapter 8, section 88(3) of the Pensions Act 2008.

1.	Share capital and authority

1.1

All of the shares set out in column 4 of the table in Schedule 1 are fully paid and comprise the entire issued share capital of the Company. None of the share capital of the Company is under option or subject to any Encumbrance or other third party right (including rights of pre-emption), no options, warrants or other rights to subscribe for new shares in the Company have been granted or agreed to, and no dividends or other rights or benefits have been declared, made or paid or agreed to be declared, made or paid thereon. All issued share capital of the Company has been duly authorised and issued in compliance with applicable securities law.

1.2	[Intentionally left blank.]

1.3

The execution and delivery by the Company of this Agreement and the documents referred to in it, and performance of its obligations and compliance with their respective terms, does not breach, conflict with or constitute a default under (with or without notice or lapse of time, or both), or give rise to a right of notice or termination, cancellation, modification or acceleration of any right or obligation or loss of any benefit under, or require any consent, approval or waiver from any Person pursuant to, or result in the creation of any Encumbrance on the Company’s assets pursuant to, the Company’s articles of association, or any other agreement or instrument to which any Warrantor is a party or by which any Warrantor is bound, and shall not constitute a breach under any order, judgment, decree or other restriction applicable to any Warrantor. The Disclosure Letter sets out and describes all necessary consents, waivers and approvals of parties to any contracts to which the Company is a party or by which the Company’s properties or assets may be bound as are required thereunder in connection with the transactions contemplated hereby, or for any such contract to remain in full force and effect without limitation, modification or alteration after Completion so as to preserve all rights of, and benefits to, the Company under such contracts from and after Completion. Except as set out and described in the Disclosure Letter, following Completion, the Company will continue to be permitted to exercise all of its rights under all contracts to which the Company is a party without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which they would otherwise be required to pay pursuant to the terms of such contracts had the transactions contemplated hereunder not occurred. No consent, approval, order or authorisation of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for (i) the filing of the New Articles, which will have been filed as of Completion, and (ii) filings pursuant to applicable securities laws, which have been made or will be made in a timely manner.

1.4	[Intentionally left blank.]

1.5	Except as set forth in the New Articles, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its share capital.

1.6

The Company believes in good faith that any 409A Plan complies in all material respects, in both form and operation, with the requirements of Section 409A of the Code and the guidance thereunder. To the knowledge of the Company, no payment to be made under any 409A Plan is, or will be, subject to the penalties of Section 409A(a)(1) of the Code.

1.7

All action required to be taken by the board of directors of the Company and/or Sellers necessary for the execution and delivery of this Agreement and the performance of all obligations of the Company under this Agreement has been taken. This Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

1.8

Except as provided in the Existing Agreements, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company’s knowledge, except as contemplated in the Existing Agreements, no shareholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

2.	Information

2.1

The information contained or referred to in columns (1) – (4) of Schedule 1 shall be true, complete and accurate and not misleading immediately before Completion and the information contained or referred to in Schedule 5 shall be true, complete and accurate and not misleading immediately following Completion.

3.	Business Plan

3.1

The Business Plan has been diligently prepared and each of the Warrantors, believes that, as at the date of this Agreement, it represents a realistic plan in relation to the future progress, expansion and development of the Business.

3.2	All factual information contained in the Business Plan was when given and is at the date of this agreement true, complete and accurate in all material respects and not misleading.

3.3

The financial forecasts, projections or estimates contained in the Business Plan have been diligently prepared, are fair, valid and reasonable nor have they been disproved in the light of any events or circumstances which have arisen subsequent to the preparation of the Business Plan up to the date of this Agreement.

3.4

The assumptions upon which the Business Plan has been prepared have been carefully considered and are honestly believed to be reasonable, having regard to the information available and to the market conditions prevailing at the time of their preparation.

3.5	Each statement of opinion in the Business Plan is believed by each of the Warrantors to be fair and reasonable, accurately to represent the opinion held by him and not to be misleading.

3.6

So far as the Warrantors are aware, all matters within management control which could materially and adversely affect the achievement of the financial forecasts in the Business Plan (other than general economic factors) are referred to in the Business Plan and have been taken into account in the preparation of such forecasts.

4.	Accounts

4.1

The Accounts have been prepared in accordance with accounting principles, standards and practices which are generally accepted in the applicable jurisdiction in which such Accounts were prepared and on the same basis and in accordance with the same accounting policies as the corresponding accounts for the preceding three financial years, comply with the requirements of applicable law and give a true and fair view of the state of affairs of the Company at the Accounts Date and of the profits and losses for the period concerned. UM has been provided with a complete copy of the Accounts.

4.2	The Accounts make proper provision or reserve for or, in the case of actual liabilities, properly disclose, note or take into account as at the Accounts Date:

(a)	all liabilities whether actual contingent or disputed;

(b)	all capital commitments whether actual or contingent;

(c)	all bad and doubtful debts; and

(d)	all Taxation.

4.3

The profits (or losses) shown in the Accounts have not to a material extent been affected (except as disclosed therein) by any extraordinary or exceptional event or circumstance or by any other factor rendering such profits unusually high or low.

5.	Management Accounts

5.1	The Management Accounts:

(a)	have been prepared in accordance with good accounting practice on a basis consistent with that upon which the management accounts of the Company for the period to the Accounts Date were prepared;

(b)	reasonably reflect the financial affairs of the Company at the date to which they have been prepared and its results for the period covered by the Management Accounts; and

(c)	are not inaccurate or misleading in any material respect.

5.2	UM has been provided with a complete copy of the Management Accounts.

6.	Events since the Accounts Date

Since the Accounts Date, except in connection with or pursuant to the transactions contemplated by this Agreement (including the Contributions):

(a)	its business has been carried on in the ordinary course and so as to maintain the same as a going concern;

(b)

it has not acquired or disposed of or agreed to acquire or dispose of any business or any material asset (other than trading stock in the ordinary course of the business carried on by it) or assumed or acquired any material liability (including a contingent liability);

(c)	no dividend or other distribution has been declared, made or paid to its members nor has it repaid any loan capital or other debenture;

(d)

no change has been made (or agreed to be made) in the emoluments or other terms of employment of any of its employees who are in receipt of remuneration in excess of £100,000 per annum or of any of the directors of the Company nor has it paid any bonus or special remuneration to any such employee or any of its directors;

(e)	it has not borrowed monies (except in the ordinary course of the business carried on by it or from its bankers under agreed loan facilities);

(f)	there has not been any material deterioration in the financial position or prospects of the Business (whether in consequence of normal trading or otherwise);

(g)

neither the trading nor the profitability of the Business shows, as regards turnover, the state of order book, expenses and profit margins, any material deterioration or downturn by comparison with the period ended on the Accounts Date;

(h)

no part of the Business has been affected to a material extent by the loss of any important customer, or of any source of supply or by the cancellation or loss of any order or contract or by any other abnormal factor or event nor so far as the Warrantors are aware are there any circumstances likely to lead thereto;

(i)	no employee has been dismissed or made redundant nor has the Company taken or omitted to take any action which would entitle any employee to claim that he has been constructively dismissed;

(j)	no resignation or termination of employment of any officer or key employee of the Company;

(k)	no material change to a material contract or agreement by which the Company or any of its assets is bound or subject; and

(l)

there are no liabilities (including contingent liabilities) outstanding on the part of the Company other than those liabilities disclosed in the Accounts or incurred in the ordinary and proper course of business since the Account Date which are similarly disclosed in the Management Accounts or in the books and records of the Company.

7.	Taxation

7.1

The Company has duly and punctually made all Tax Returns and given or delivered all notices, accounts and information which ought to have been made to and is not and has not been involved in any dispute with any Tax Authority concerning any matter likely to affect in any way the liability (whether accrued, contingent or future) of it for Taxation and the Warrantors are not aware of any matter which may lead to such dispute.

7.2

The Company has duly paid or fully provided for all Taxation (including deferred tax) for which it is liable and there are no circumstances in which interest or penalties in respect of Taxation not duly paid could be charged against it in respect of any period prior to Completion.

7.3

All Taxation due in respect of payments made by the Company to any person, which ought to have been made under deduction or reduction of Taxation, has been properly deducted and accounted for to the appropriate Tax Authority from all such payments made.

7.4

All documents to which the Company is a party or which form part of the Company’s title to any asset owned or possessed by it or which the Company may need to enforce or produce in evidence in the courts of the United Kingdom have been duly stamped and (where appropriate) adjudicated.

7.5	No claim has been received by the Company from a jurisdiction in which Tax Returns have not been filed by the Company that the Company is or may be subject to Taxation by such jurisdiction.

7.6

The Company has not agreed to any waiver of any statute of limitations in respect of Taxation or has agreed to, or is subject to, any extension of time with respect to a Taxation assessment or deficiency.

7.7

The Company has not ever been a member of an affiliated, consolidated, combined, unitary or aggregate group or filed any Tax Return as a member of such group (other than with respect to the combined, consolidated, affiliated or unitary group for Taxation purposes for which the Company is the common parent).

7.8

The Company does not have any liability for Taxation of any other Person (i) as a result of having been a member of an affiliated, consolidated, combined, unitary or aggregate group, (ii) under any Taxation sharing, allocation, indemnification or similar agreement or (iii) as a transferee or successor or as a result of contractual obligations.

7.9

The Company has complied in all material respects with applicable transfer pricing laws, has prepared all necessary transfer pricing documentation as required by Applicable Law and filed all applicable Tax Returns with respect thereto.

7.10	The taxable year of the Company is, and always has been, the calendar year ending 31 December. The Company and each of its Subsidiaries is, and always has been, an accrual method taxpayer.

7.11	The Company is not the beneficiary of any Taxation exemption, Taxation holiday or other Taxation reduction agreement or order.

7.12	The Company has never requested or received a ruling from any Tax Authority or signed a closing or other agreement with any Tax Authority.

7.13	The Company does not have and has never had any interest in any partnership, limited liability company or other arrangement classified as a partnership for income tax purposes.

7.14	No directors, officers or employees of the Company have received any securities, interests in securities or securities options as defined in Part 7 of ITEPA.

7.15

No directors, employees or officers of the Company have received any securities or interests in securities in a form which is or could be treated as a “readily convertible asset” as defined in section 702 of ITEPA.

7.16

All directors, officers or employees of the Company who have received any securities or interests in securities falling within Chapter 2 of Part 7 of ITEPA have entered into elections jointly with the Company under section 431(1) of ITEPA within the statutory time limit and a list of any such directors, officers or employees and the elections entered into is included in the Disclosure Bundle. To the Company’s knowledge, all elections and notices under Section 83(b) of the Code have been or will be timely filed by all individuals who have acquired Ordinary Shares that are or were subject to vesting upon the grant thereof by the Company.

7.17	The Company is a close company as defined in section 439 of the CTA 2010 and is not and has never been a close investment-holding company as defined in section 34 of the CTA 2010.

7.18

No distribution within section 1064 of the CTA 2010 has been made by the Company and no loan or advance within sections 455, 459 and 460 of the CTA 2010 has been made (and remains outstanding) or agreed to, by the Company, and the Company has not, since the Accounts Date, released or written off the whole or part of the debt in respect of any such loan or advance.

7.19

All acquisitions or disposals of assets by the Company and all supplies of services by and to the Company have occurred at arm’s length between unconnected persons and for a consideration in cash at market value.

7.20

The Company is registered for the purposes of the VATA (and has not at any time been treated as a member of a group of companies for such purpose). The Company has complied with all statutory provisions, regulations and notices relating to VAT and has duly and punctually accounted for and/or paid HMRC all amounts of VAT which it ought to have so accounted for and/or paid.

7.21	The Company is and since the time of its formation has been a corporation for United States federal income tax purposes.

7.22	Neither the Company nor any of its Subsidiaries has deferred or delayed any payment of Taxation or received any tax credit under measures relating to COVID-19.

8.	Litigation

8.1

Neither the Company nor, so far as the Warrantors are aware, any person for whose acts and defaults it may be vicariously liable, is at present engaged whether as claimant, defendant or otherwise in any legal action, proceeding or arbitration which is either in progress or is threatened or, so far as the Warrantors are aware, is pending (other than as claimant in the collection of debts arising in the ordinary course of the business carried on by it none of which exceeds £100,000 and which do not exceed £250,000 in aggregate) or is being prosecuted for any criminal offence and no governmental, regulatory or official investigation or inquiry concerning the Company is threatened or in progress or so far as the Warrantors are aware pending.

8.2

There is no legal action, proceeding or arbitration currently threatened, so far as the Warrantors are aware, that questions the validity of this Agreement or that would reasonably be expected to have, either individually or in the aggregate, a material adverse change in the financial or trading position of the Company.

8.3	There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate.

8.4	There are no circumstances known to any of the Warrantors likely to lead to any such claim or legal action, proceeding or arbitration, prosecution, investigation or inquiry.

8.5

Neither the Company nor any of the Key Persons nor, so far as the Warrantors are aware, any person acting for or on behalf of the Company is being prosecuted for an offence, nor are they or have they been the subject of any investigation, or inquiry by, or on behalf of, any governmental, administrative or regulatory authority, in respect of any offence or alleged offence, under the Bribery Act 2010 or under applicable anti-corruption laws or regulations of any other jurisdiction, and there are no circumstances known to any of the Warrantors likely to give rise to any such prosecution, investigation or inquiry.

9.	Properties

9.1	The Properties (and the interest held by the Company) are identified in the Disclosure Letter and they are the only properties in which the Company has an interest or occupies.

9.2

The details of the Properties are entirely accurate and incorporate all adverse rights (including, without limitation, charges, leases, contracts, title and planning restrictions and Encumbrances) affecting the Properties.

9.3

The Company has duly complied with the obligations affecting the Properties and no termination notice has been given (by the landlord or the tenant) in relation to any lease relating to any of the Properties.

9.4

There are no outstanding liabilities (actual, anticipated or contingent) in relation to any of the Properties (including, without limitation, outstanding rent reviews and future duties to reinstate alterations) or in relation to any property formerly owned or occupied by the Company.

9.5	The Properties are fully insured and the Company has appropriate rights to ensure any damage by an insured risk is reinstated.

10.	Intellectual Property

10.1

The Company has taken reasonable and appropriate steps to protect all Intellectual Property and know-how used by it and the Company has not itself granted any rights to third parties in relation to any of its Intellectual Property.

10.2

So far as the Warrantors are aware, neither (i) the use, commercialisation or development of any product as presently contemplated by the Company, nor (ii) the manufacture of any product as presently manufactured or presently contemplated to be manufactured by or on behalf of the Company infringes any Intellectual Property right of any third party and the Warrantors are not aware of any claims or applications for registration of Intellectual Property which might be material for disclosure to UM as the acquirer of the Company.

10.3	All Intellectual Property, which is or is likely to be material to the business of the Company:

(a)	is (or in the case of applications will be) legally and beneficially vested exclusively in the Company; or

(b)	is licensed to the Company by third parties by way of an agreement and/or licence which enable the Company to use the Intellectual Property as it requires in the ordinary course of its business.

10.4

Details of all licences (true, current and complete copies of each of which are included in the Disclosure Bundle) entered into by the Company in relation to Intellectual Property, and in respect of which the Company is a licensor, licensee or otherwise a party, are set out in the Disclosure Letter.

10.5	No Intellectual Property in which the Company has any interest and which is, or is likely to be, material to the business of the Company is:

(a)	being (or has been) infringed, misappropriated or used without permission by any other person; or

(b)	subject to any licence, estoppel or authority or similar right in favour of any other person, except as set out in the agreements listed in the Disclosure Letter.

10.6	All Intellectual Property which is registered in the name of the Company, or in respect of which the Company has made application for registration, is:

(a)	listed and briefly described in the Disclosure Letter;

(b)	legally and beneficially vested in the Company; and

(c)	valid and enforceable and not subject to any claims of opposition from any third party.

10.7

All renewal fees in respect of the Intellectual Property registered by the Company have been duly paid, and all other steps required for the maintenance and protection of such registered Intellectual Property have been taken, in any jurisdiction in which they are registered.

10.8

Nothing has been done or omitted to be done whereby any of the Intellectual Property owned or used by the Company have ceased or might cease to be valid and enforceable or whereby any person is or will be able to seek cancellation, rectification or any other modification of any registration of any such Intellectual Property.

10.9

No other person has registered or applied to register in any country any invention, topography, copyright work, design, trade or service mark or name, trade secret or know-how or other Intellectual Property made, or claimed to be owned, by the Company.

10.10

All licences, agreements and arrangements entered into by the Company in respect of which the Company is a licensor, a licensee or otherwise a party have been entered into in the ordinary course of business, are in full force and effect and no notice has been given on either side to terminate any of them and no amendment made or accepted to their terms since they were first entered into; and, so far as the Warrantors are aware, the obligations of all parties under each of the same have been fully complied with and no disputes exist or are anticipated in respect of any of them.

10.11

The Company has not knowingly disclosed or permitted to be disclosed to any person (other than to UM and to its agents, employees or professional advisers) any of its know-how, trade secrets, confidential information or lists of customers or suppliers other than where the recipient is subject to an obligation owed to the Company to keep any such information confidential pursuant to a confidentiality agreement or similar.

10.12

Each employee has assigned to the Company all intellectual property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted and all intellectual property rights that he, she or it solely or jointly conceived, reduced to practice, developed or made during the period of his, her or its employment or consulting relationship with the Company that (i) relate, at the time of conception, reduction to practice, development, or making of such intellectual property right, to the Company’s business as then conducted or as then proposed to be conducted, (ii) were developed on any amount of the Company’s time or with the use of any of the Company’s equipment, supplies, facilities or information or (iii) resulted from the performance of services for the Company. To the Company’s knowledge, it will not be necessary to use any inventions of any of its employees (or Persons it currently intends to hire) made prior to their employment by the Company, including prior employees or consultants, or academic or medical institutions with which any of them may be affiliated now or may have been affiliated in the past.

10.13

Other than with respect to commercially available software products under standard end-user object code license agreements, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company’s Intellectual Property to which the Company is party, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person.

10.14

No government funding, facilities of a university, college, other educational institution or research center, or funding from third parties was used in the development of any of the Company’s Intellectual Property. No Person who was involved in, or who contributed to, the creation or development of any of the Company’s Intellectual Property, has performed services for the government, university, college, or other educational institution or research center in a manner that would affect the Company’s rights in its Intellectual Property.

11.	Assets, debts and stock

11.1

None of the book debts included in the Accounts, the Management Accounts or which have subsequently arisen have been outstanding for more than two months from their due dates for payment and all such debts have realised or will realise in the normal course of collection their full value save as provided in the Accounts, the Management Accounts or in the books of the Company.

11.2	The Company has not granted any security over any part of its undertaking or assets.

11.3

All assets used by and all debts due to the Company or which have otherwise been represented as being its property or due to it or used or held for the purposes of its business are at the date of Completion its absolute property and none is the subject of any Encumbrance (save in respect of liens arising in the normal course of trading) or the subject of any factoring arrangement, hire-purchase, retention of title, conditional sale or credit sale agreement.

12.	Contracts with connected persons

12.1

There are no loans made by the Company to any of its directors, officers, employees or shareholders and/or any person connected with any of them and no debts or liabilities owing by the Company to any of its directors, officers, employees or shareholders and/or any person connected with them as aforesaid other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees.

12.2

There are no existing contracts or arrangements to which the Company is a party and in which any of its directors, officers, employees or shareholders and/or any person connected with any of them is interested.

12.3

None of the Company’s directors, officers, employees or employees or shareholders and/or any person connected with any of them have any direct or indirect ownership interest in any firm or corporation with which the Company is connected or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that directors, officers, employees or shareholders of the Company may own stock in (but not exceeding two percent (2%) of the outstanding share capital of) publicly traded companies that may compete with the Company.

12.4

There are no agreements between any of the Key Persons and/or Sellers (in relation to the Company) or between any of the Key Persons and/or Sellers and the Company other than this Agreement and the Existing Agreements.

12.5	No Key Person nor any person connected with a Key Person owns any property used by the Company.

13.	Employment and consultancy arrangements

13.1

Full details of all contracts of service or for services and other arrangements (including, without limitation, compensation, length of service, details of notice periods, confidentiality obligations, intellectual property rights and obligations and all remuneration) of all officers, employees, workers and consultants of the Company (such contracts, the “Employment Agreements”) are included in the Disclosure Letter.

13.2

There are no agreements or other arrangements (binding or otherwise) or outstanding or anticipated claims or disputes between the Company and any trade union or other body representing all or any of the employees of the Company.

13.3

The Company does not owe any amount to, nor does it have any outstanding obligations in respect of, any of its present or former directors, employees or shareholders other than remuneration accrued during the month in which this Agreement has been entered into.

13.4

Save as Disclosed, there is not in existence nor is it proposed to introduce any share incentive, share option, profit sharing, bonus or other incentive arrangements (the “Incentive Plans”) for or affecting any employees, consultants or former employees or former consultants.

13.5

No gratuitous payment has been made or promised in connection with the actual or proposed termination or suspension of employment or variation of any contract of employment or of any contract for services of any present or former director, employee, worker or consultant of the Company.

13.6

No person has been or is employed by the Company who did not or does not have leave to enter or remain in the United Kingdom or otherwise in breach of section 8 of the Asylum and Immigration Act 1996 or sections 15 to 21 (inclusive) of the Immigration, Asylum and Nationality Act 2006 (as applicable).

13.7

There are no agreements or arrangements (whether legally enforceable or not), employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, deferred compensation arrangements, change in control plans, vacation plans, employee benefit plans (the “Benefit Plans” and, collectively with the Employment Agreements and the Incentive Plans, the “Employee Plans”) in relation to which the Company has incurred, will incur or could incur any liability or responsibility for or in relation to the provision of any pensions, allowances, lump sums gratuities or other like benefits on redundancy, retirement, withdrawal from service or on death or during periods of sickness or disablement or accident for or in respect of any director, or former director or employee or former employee of the Company or any person who has at any time agreed to provide services to the Company or any dependants of any such persons and no proposals or announcements have been made about the introduction, continuance, variation of, or payment of any contribution towards any such agreements or arrangements.

13.8

There is no outstanding dispute or complaint in relation to the types of benefits described in warranty statement 13.7 and there have been no communications with the Pensions Advisory Service, the Pensions Ombudsman, HMRC, and/or the Pensions Regulator in relation to such benefits.

13.9

Neither the Company nor any person who is an “associate” of or “connected” with it (as such terms apply in sections 38 to 51 of the Pensions Act 2004) has, at any time since 19 December 1996, contributed towards, participated in or had employees who participated in, an occupational pension scheme to which section 75 of the Pensions Act 1995 applies, has applied or can apply.

13.10

No current or former employee or director of the Company has at any time since 30 August 1993 had his contract of employment transferred during the present period of continuous employment as a result of a “relevant transfer” for the purposes of either the Transfer of Undertakings (Protection of Employment) Regulations 1981 (before those regulations were revoked) or the Transfer of Undertakings (Protection of Employment) Regulations 2006 where he had previously been a member of an occupational pension scheme that provided benefits available other than on old age, invalidity or death.

13.11

Each current and former employee, consultant and officer of the Company has executed an agreement with the Company providing for customary confidentiality and proprietary information obligations or such provisions are otherwise included in their employment agreement with the Company(the “Confidential Information Agreements”). No current or former Key Person has excluded works or inventions from his or her assignment of inventions pursuant to such Key Person’s Confidential Information Agreement. Each current and former Key Person is bound by restrictive covenants in a form which provides suitable protection to the Company against competition and solicitation. The Warrantors are not aware that any Key Person or former Key Person is in violation of any agreement described in this paragraph 13.11.

13.12

True, complete and correct copies of the Employee Plans and, with respect to the Benefit Plans, the following documents, where applicable, have previously been delivered to UM: (i) all documents embodying or governing such Employee Plan (or for unwritten Employee Plans a written description of the material terms of such Employee Plan) and any funding medium for the Employee Plan; (ii) the most recent IRS determination or opinion letter; (iii) the most recently filed Form 5500; (iv) the most recent actuarial valuation report; (v) the most recent summary plan description (or other descriptions provided to employees) and all modifications thereto; (vi) the last three years of non-discrimination testing results; and (vii) all non-routine correspondence to and from any governmental agency.

13.13	Each Employee Plan is and has been established, operated, and administered in all material respects in accordance with applicable laws and regulations and with its terms.

13.14

Neither the execution and delivery of this Agreement, the shareholder approval of this Agreement, nor the consummation of the transactions contemplated hereby could (either alone or in conjunction with any other event) (i) result in, or cause the accelerated vesting payment, funding or delivery of, or increase the amount or value of, any payment or benefit to any employee, officer, director or other service provider of the Company or any of its ERISA Affiliates; (ii) further restrict any rights of the Company to amend or terminate any Employee Plan; (iii) result in any “parachute payment” as defined in Section 280G(b)(2) of the Code (whether or not such payment is considered to be reasonable compensation for services rendered).

14.	Statutory and legal requirements

14.1

All statutory, municipal, governmental, court and other requirements applicable to the carrying on of the business of the Company, the formation, continuance in existence, creation and issue of securities, management, property or operation of the Company have been complied with, and all permits, authorities, licences and consents have been obtained and all conditions applicable thereto complied with and so far as the Warrantors are aware there are no circumstances which might lead to the suspension, alteration or cancellation of any such permits, authorities, licences or consents, nor is there any agreement which materially restricts the fields within which the Company may carry on its business. Without limiting the foregoing:

(a)

The Company possesses all permits, licenses, registrations, certificates, authorisations, orders and approvals from the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as now conducted, including all such permits, licenses, registrations, certificates, authorizations, orders and approvals required by any agencies or bodies engaged in the regulation of drugs, pharmaceuticals, medical devices or biohazardous materials. The Company has not received any notice of proceedings relating to the suspension, modification, revocation or cancellation of any such permit, license, registration, certificate, authorization, order or approval. Neither the Company nor, to the Company’s knowledge, any officer, employee or agent of the Company has been convicted of any crime or engaged in any conduct that has previously caused or would reasonably be expected to result in (i) disqualification or debarment by the FDA under 21 U.S.C. Sections 335(a) or (b), or any similar law, rule or regulation of any other governmental entities, (ii) debarment, suspension, or exclusion under any federal healthcare programs or by the General Services Administration, or (iii) exclusion under 42 U.S.C. Section 1320a-7 or any similar law, rule or regulation of any governmental entities. Neither the Company nor any of its officers, employees, or, to the Company’s knowledge, any of its contractors or agents is the subject of any pending or threatened investigation by FDA pursuant to the FDA Application Integrity Policy and any amendments thereto, or by any other similar governmental entity pursuant to any similar policy. Neither the Company nor any of its officers, employees, contractors, and agents has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for FDA to invoke the FDA Application Integrity Policy or for any similar governmental entity to invoke a similar policy. Neither the Company nor any of its officers, employees, or to the Company’s knowledge, any of its contractors or agents has made any materially false statements on, or material omissions from, any notifications, applications, approvals, reports and other submissions to FDA or any similar governmental entity;

(b)

The Company is and has been in compliance with all applicable laws administered or issued by the FDA or any similar governmental entity, including the Federal Food, Drug, and Cosmetic Act and all other laws regarding developing, testing, manufacturing, marketing, distributing or promoting the products of the Company, or complaint handling or adverse event reporting; and

(c)

Neither the Company nor any of its directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. Neither the Company nor any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law.

14.2	The Company has obtained all export licences required for all products, technology or services exported by or on behalf of the Company to or from any part of the world.

14.3

The Company does not engage in (a) the design, fabrication, development, testing, production or manufacture of one (1) or more “critical technologies” within the meaning of the DPA, as amended, including all implementing regulations thereof; (b) the ownership, operation, maintenance, supply, manufacture, or servicing of “covered investment critical infrastructure” within the meaning of the DPA (where such activities are covered by column 2 of Appendix A to 31 C.F.R. Part 800); or (c) the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens within the meaning of the DPA. The Company has no current intention of engaging in such activities in the future.

14.4	The Company has not committed and is not liable for any criminal, illegal, unlawful, ultra vires or unauthorised act or breach of covenant, contract or statutory duty.

14.5	No Key Person has:

(a)	been convicted of a criminal offence (except any road traffic offence not punished by a custodial sentence);

(b)	been disqualified from being a company director; or

(c)	given, or offered to give, a disqualification undertaking under section 1A of the Company Directors Disqualification Act 1986.

14.6

No person, not being a director of the Company, has any actual or ostensible authority, whether under a power of attorney, agency agreement or otherwise, to commit the Company to any obligation other than an obligation of a nature which it is usual for it to incur in the ordinary course of its business.

14.7	In respect of any Personal Data processed by the Company, the Company:

(a)

has made all necessary registrations and notifications of its particulars in accordance with the Data Protection Legislation or any similar applicable law in jurisdictions other than the United Kingdom in which the Company operates;

(b)

has complied with the Data Protection Legislation (including but not limited to the Data Protection Principles) and any guidance notes or guidelines issued from time to time by the Information Commissioner (and any successor) and all other relevant authorities, or any similar applicable law in jurisdictions other than the United Kingdom for which the Company operates;

(c)

has not received any enforcement notice, information notice, special information notice, monetary penalty notice or other notice, letter or complaint alleging a breach by it of any of the provisions of the Data Protection Legislation or any similar applicable law in jurisdictions other than the United Kingdom for which the Company operates or requesting information as to its data protection policies or practices and no circumstances exist which may give rise to any of the above;

(d)

has not awarded compensation to an individual under the Data Protection Legislation, or any similar applicable law in jurisdictions other than the United Kingdom for which the Company operates no claim for such compensation is outstanding and so far as the Warrantors are aware there is no reason to believe that any circumstances exist which might lead to any claim for compensation being made;

(e)

is not the subject of any order made against it for the rectification, blocking, erasure or destruction of any data under the Data Protection Legislation or any similar applicable law in jurisdictions other than the United Kingdom for which the Company operates, no application for such an order is outstanding and, so far as the Warrantors are aware there is no reason to believe that any circumstances exist which might lead to any application for such an order being made; and

(f)	has not received any warrant issued under the Data Protection Legislation authorising the Information Commissioner or other relevant authorities to enter any premises of the Company.

14.8	In respect of any Grant Funding provided to the Company full details of which are set out in the Disclosure Letter:

(a)	The Company has complied in all respects with the terms and conditions on which any Grant Funding has been provided to the Company.

(b)	The entry into this Agreement and the fulfilment of the Business Plan will not:

(i)	breach any terms or conditions of any Grant Funding; and

(ii)	alter or abrogate any rights of the Company under any Grant Funding.

(c)	No Grant Funding will be terminated or be required to be repaid as a result of the entry into this Agreement or the fulfilment of the Business Plan.

14.9

The studies, tests, preclinical development and clinical trials, if any, conducted by or on behalf of the Company are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company and all applicable laws and regulations. The descriptions of, protocols for, and data and other results of, the studies, tests, development and trials conducted by or on behalf of the Company that have been furnished or made available to UM are accurate and complete. The Warrantors are not aware of any studies, tests, development or trials the results of which reasonably call into question the results of the studies, tests, development and trials conducted by or on behalf of the Company, and the Company has not received any notices or correspondence from any relevant governmental entity or any institutional review board or comparable authority requiring the termination, suspension or material modification of any studies, tests, preclinical development or clinical trials conducted by or on behalf of the Company.

15.	Records and registers

15.1

The records (including computer records), statutory books, registers, minute books and books of account of the Company are duly entered up and maintained in accordance with all legal requirements applicable thereto and contain true, full and accurate records of all matters required to be dealt with therein and all such books and all records and documents (including documents of title) which are its property are in its possession or under its control.

15.2

All accounts, documents and returns required to be delivered or made to the Registrar of Companies have been duly and correctly delivered or made. There has been no notice of any proceedings to rectify the register of members of the Company or the Company’s persons with significant control (“PSC”) register and there are no circumstances which might lead to any application for rectification of the register of members or the PSC register.

16.	Insurance

16.1	The Disclosure Letter contains a summary of all insurance policies held by the Company. In respect of such insurances:

(a)	all premiums have been duly paid to date;

(b)

all the policies are in full force and effect and are not voidable on account of any act, omission or non-disclosure on the part of the insured party nor could they be declared null and void or as a consequence of which any claim might be rejected; and

(c)	there are no circumstances which would or might give rise to any claim and no insurance claim is outstanding.

16.2

The Company has all insurance policies that would be reasonable and customary for companies like the Company, with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed.

17.	Group structure

17.1	The Company does not have any Subsidiary nor has it at any time a member of or the beneficial owner of any shares, securities or other interest in any company or other person.

18.	Agreements and capital commitments

18.1	The Company:

(a)	has no material capital commitments;

(b)

is not a party to any contract, arrangement or commitment (whether in respect of capital expenditure or otherwise) which is of an unusual, onerous or long-term nature or which involves or could involve a material obligation or liability, including any contract, arrangement or commitment that includes milestone-based payments or royalties;

(c)

has not become bound and no person has become entitled (or with the giving of notice and/or the issue of a certificate and/or the passage of time or otherwise may become entitled) to require it to repay any loan capital or other debenture, redeemable preference share capital, borrowed money or grant made to it by any governmental or other authority or person prior to the stipulated due date;

(d)	is not a party to any agreement which is or may become terminable as a result of the entry into or completion of this Agreement;

(e)	is not bound by any guarantee or contract of indemnity or suretyship under which any liability or contingent liability is outstanding;

(f)	has not entered into any agreement which requires or may require, or confers any right to require, the sale (whether for cash or otherwise) or the transfer by it of any asset;

(g)	is not a party to any joint venture, consortium, partnership, unincorporated association or profit sharing arrangement or agreement;

(h)	is not a party to or enjoys the benefit of any agreement requiring registration or notification under or by virtue of any statute;

(i)	is not a party to any contract that contains any non-competition or similar obligations binding the Company or that otherwise prohibits the Company from entering into any line of business;

(j)	is not a party to any contract in which the Company has granted exclusive marketing or distribution rights relating to any products or territory;

(k)	is not a party to any contract with any governmental authority or any academic institution;

(l)	is not a party to any manufacturing agreement; or

(m)

is not in default of any agreement or arrangement to which it is a party which would enable the other party to such agreement or arrangement to terminate or would give rise to material liability for the Company.

18.2

The Company has not been and is not a party to any contract or arrangements binding upon it for the purchase or sale of property or the supply of goods or services at a price different to that reasonably obtainable on an arm’s length basis.

19.	Borrowings and facilities

Full details of all limits on the Company’s bank overdraft facilities and all borrowings of the Company are set out in the Disclosure Letter and the Company is not in breach of any of their terms and none of such facilities or terms of borrowing will be terminated as a result of the entry into of this Agreement.

20.	Social obligations

20.1	So far as the Warrantors are aware, the Company has during the three years ending on the date of this Agreement complied with all its Social Obligations and it continues to do so.

20.2	No person has in the last 12 months notified the Company of any alleged breach of its Social Obligations.

21.	Brokers’ and finders’ fees

21.1

Neither the Company nor any of the Sellers have incurred, nor will incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges in connection with this Agreement or the transactions contemplated hereby, nor will UM or its Subsidiaries (prior to or following Completion) incur, directly or indirectly, any such liability based on arrangements made by or on behalf of the Company or any of the Sellers.

SCHEDULE 4 : UM CAPITALISATION TABLE

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SCHEDULE 5 : PARTICULARS OF THE COMPANY

Country of Incorporation:	England & Wales

Registered number:	09274181

Registered office:	C/O The Cambridge Partnership Limited The Dorothy Hodgkin Building, Babraham Research Campus, Babraham, Cambridge, United Kingdom, CB22 3AT

Directors:	Saurabh Saha

Iqbal Hussain

Marella Thorell

Secretary:	The Cambridge Partnership Limited

Accounting reference date:	31 December

Charges:	None

Auditors:	HBB Audit Limited

Issued share capital:	£31,787.11, consisting of 3,178,711 ordinary shares of £0.01

Shareholder:	UM

This Agreement has been entered into on the date inserted on the first page of this Agreement:

Richard Lee
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